ULTRA SERIES FUND

Supplement Dated October 5, 2012

This Supplement dated October 5, 2012 amends the Prospectus of Ultra Series Fund dated May 1, 2012, as supplemented May 14, 2012.
Please keep this Supplement with your records.

Large Cap Growth Fund

Currently, Bruce Ebel, CFA (Vice President, Portfolio Manager) and David Halford, CPA and CFA (Vice President, Portfolio Manager) co-manage the fund.  Mr. Ebel has served in this capacity since 2005 and Mr. Halford has served in this capacity since July 2009.  Effective October 5, 2012, Mr. Halford is retiring, and Mr. Ebel will continue as the sole portfolio manager for the fund.  Accordingly, the Prospectus is hereby amended to remove Mr. Halford as a co-portfolio manager of the fund, effective October 5, 2012.